UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
 (Exact name of registrant as specified in its charter)

Delaware Delaware	001-14387 001-13663	06-1522496 06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, Connecticut	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On May 11, 2011, United Rentals, Inc. held its annual meeting of stockholders at which the stockholders voted: (i) upon the election of Jenne K. Britell, José B. Alvarez, Howard L. Clark, Jr., Bobby J. Griffin, Michael J. Kneeland, Singleton B. McAllister, Brian D. McAuley, John S. McKinney, Jason D. Papastavrou, Filippo Passerini and Keith Wimbush to the Company’s Board of Directors for one-year terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011; (iii) on an advisory (non-binding) basis to approve the compensation of the Company’s named executive officers; and (iv) on an advisory (non-binding) basis on whether an advisory vote on executive compensation should be held every one, two or three years.
The stockholders elected all eleven directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding basis) the compensation of the Company’s named executive officers and voted (on a non-binding basis) in favor of holding of an advisory vote on executive compensation every year.
The final voting results for each of the matters submitted to a vote of stockholders at the 2011 annual meeting are set forth below:
Proposal 1.  Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
Jenne K. Britell	46,134,682	1,187,845	9,813	4,891,764
José B. Alvarez	46,202,132	1,120,424	9,785	4,891,763
Howard L. Clark, Jr.	45,986,896	1,333,252	12,193	4,891,763
Bobby J. Griffin	46,199,370	1,120,873	12,098	4,891,763
Michael J. Kneeland	46,197,578	1,127,171	7,591	4,891,764
Singleton B. McAllister	46,171,696	1,149,036	11,609	4,891,763
Brian D. McAuley	46,107,437	1,178,936	45,968	4,891,763
John S. McKinney	46,005,314	1,314,815	12,212	4,891,763
Jason D. Papastavrou	46,198,454	1,121,675	12,212	4,891,763
Filippo Passerini	46,202,926	1,117,202	12,213	4,891,763
Keith Wimbush	46,154,717	1,166,096	11,528	4,891,763
Proposal 2.  Ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2011.

For	Against	Abstain	Broker Non-Votes
51,916,937	210,482	96,685	*

*	Not applicable.
Proposal 3.  Advisory Vote on Executive Compensation.

For	Against	Abstain	Broker Non-Votes
46,199,792	473,777	658,772	4,891,763
Proposal 4.  Advisory Vote on the Frequency of Future Executive Compensation Votes.

Every 1 Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
41,700,155	72,585	4,877,688	681,913	4,891,763
As disclosed above, a substantial majority of the votes cast on Proposal 4 voted, on an advisory basis, to hold an advisory stockholder vote on executive compensation every year. In view of these voting results and in accordance with the Board of Directors’ recommendation, the Board of Directors has determined that advisory votes on executive compensation will be submitted to stockholders on an annual basis until the next required advisory vote on the frequency of stockholder votes on executive compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 13, 2011

UNITED RENTALS, INC.
By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.
By:	/s/ Jonathan M. Gottsegen
	Name:	Jonathan M. Gottsegen
	Title:	Senior Vice President, General Counsel and Corporate Secretary